Net Loss Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss Per Share
Basic net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock of the Company outstanding during the period. Diluted net loss per share is computed by giving effect to all common stock equivalents of the Company, including equity-classified share-based compensation, the Brookfield SAFE, warrants, and contingently redeemable preferred stock, to the extent dilutive. Earnings per share calculation for all periods prior to the Business Combination have been retrospectively restated to the equivalent number of shares reflecting the exchange ratio established in the Merger Agreement of 4.3747.
The following table presents the calculation of basic and diluted net loss per share for the Company’s common stock (in thousands, except shares and per share amounts):

	Year Ended December 31,
	2023	2022	2021
Numerator:
Net loss for basic and diluted earnings per common share	$(134,098)	$(76,356)	$(46,689)
Unpaid cumulative dividends on preferred stock	(4,117)	(38,672)	(36,758)
Net loss allocated to common shareholders	$(138,215)	(115,028)	(83,447)
Denominator:
Weighted-average shares used in calculating net loss per share, basic and diluted	176,023,219	9,302,080	8,585,999
Net loss per common share, basic and diluted(1)	$(0.79)	$(12.37)	$(9.72)
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(1)In periods in which the Company reports a net loss, all common stock equivalents are excluded from the calculation of diluted weighted average shares outstanding because of their anti-dilutive effect on loss per share.
As of December 31, 2023, 2022, and 2021, common stock equivalents not included in the computation of loss per share because their effect would be antidilutive include the following:

	December 31,
	2023	2022	2021
Redeemable convertible preferred stock (if converted)	—	129,148,393	129,148,393
Options	16,411,978	14,661,253	16,821,596
RSUs	7,084,967	—	—
RSAs	—	2,535,825	2,535,825
Brookfield SAFE	5,000,000	—	—
Warrants	16,657,686	985,278	985,278
Total	45,154,631	147,330,749	149,491,092
The preferred shares automatically converted into common shares upon the Business Combination at a 1:1 ratio. On February 8, 2023, upon conversion of the preferred shares, the cumulative accrued, declared and unpaid dividends on the preferred shares became payable. The total amount of cumulative accrued, undeclared and unpaid dividends was approximately $241,529 on the Closing Date. As stipulated by the Merger Agreement, this amount was divided by 10 and resulted in the issuance of an additional 24,152,942 common shares. Prior to the Business Combination, the additional 129,148,393 of common stock equivalents resulting from any such conversion are not included in the computation of diluted net loss per share because doing so would be anti-dilutive.
In connection with the AM SAFE and Brookfield SAFE, see Note 10 - Fair Value, the Company could issue additional potential shares of common stock. Shares related to the AM SAFE were issued on the Closing Date. Shares related to the Brookfield SAFE and AM SAFE warrant have not been issued as of December 31, 2023. The AM SAFE warrant became exercisable for a fixed number of shares as of the Closing Date, see Note 8 - Warrants. As a result, these common stock equivalents are included in the warrants line item in the potential share table above as of December 31, 2023. The per share issuance price for the Brookfield SAFE upon closing of the Business Combination is the liquidity price as defined in the Brookfield SAFE agreement. As a result of the Business Combination, the Brookfield SAFE became convertible into a maximum number of shares, which is included in the table above as of December 31, 2023. None of these common stock equivalents are included in the computation of diluted net loss per share until actually issued because doing so would be anti-dilutive.